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                                                                  Exhibit 10.18

                         SUPPLEMENTAL LEASE AGREEMENT
                         ----------------------------

        THIS SUPLEMEMTAL LEASE AGREEMENT is made and entered in this 26th day of June, 1996, by and between ST. MARY'S MEDICAL CENTER OF EVANSVILLE, INC., an Indiana not-for-profit corporation with its principal place of business in Evansville, Indiana (herein the "Lessor"), and GFI PHARMACEUTICAL SERVICES, INC., an Indiana corporation with its principal place of business in Evansville, Indiana (herein the "Tenant").

        WHEREAS, on the 28th day of June, 1996, the Lessor and the Tenant entered into a lease agreement (the "Lease Agreement"), under the term of which the Lessor leased to the Tenant space in the Lessor's building commonly known as The Manor at 800 St. Mary's Drive, Evansville, Indiana (the "Building"); and

        WHEREAS, the Tenant has requested the Lessor to lease additional space in the Building to the Tenant and the Lessor is willing to lease such additional space to the Tenant; and

        WHEREAS, to accommodate the lease of such additional space by the Lessor to the Tenant, the parties desire to supplement the Lease Agreement.

        NOW, THEREFORE, in consideration of the parties' mutual covenants and agreements contained herein and in the Lease Agreement, the parties hereto do hereby agree as follows:

        1. Effective as of the 1st day of June, 1996 (the "Additional Space Commencement Date") the Leased Premises described in Section 1 of the Lease Agreement shall also include part of the first floor (consisting of 1,110 square feet of space) in the northeast corner of the Building, as set forth on the floor plans, a copy of which is attached hereto and marked





























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Supplemental Lease Agreement Exhibit "A" and the Lessor hereby lets and demises to the Tenant such additional space (the "Additional Space").

        2. Effective as of the Additional Space Commencement Date, the monthly installments of rent set forth in Section 3 A of the Lease Agreement shall be increased to Twenty-Eight Thousand Nine Hundred Ninety-Eight Dollars and Sixty Cents ($28,998.60) per month, and the annual rental described in
Section 3 shall be increased by adding Eighteen Thousand One Hundred Fifteen Dollars and Twenty Cents ($18,115.20) [arrived at by multiplying 1,110 square feet of Additional Space times Sixteen Dollars and Thirty-Two Cents ($16.32) per square foot of Additional Space] to Three Hundred Twenty-Nine Thousand Eight Hundred and Sixty-Eight ($329,868.00) dollars for annual rental of Three Hundred Forty-Seven Thousand Nine Hundred Eighty-Three Dollars and Twenty Cents ($347,983.20)

        3. Effective as of the Additional Space Commencement Date, Section 3 D is modified to read as follows:

                "Notwithstanding any provision of this Section 3 to the contrary, the annual rental to be paid by the Tenant to the Lessor for the twelve month period from July 1, 1997 to June 30, 1998 and each subsequent twelve month period (July 1 through June 30) shall never be less than Three Hundred Forty-Seven Thousand Nine Hundred Eighty-Three Dollars and Twenty Cents ($347,983.20) and the annual rental for the twelve month period from July 1, 1997 to June 30, 1998 and each subsequent twelve month period (June 1 through June 30) of the lease term or any extension of the lease term shall not be increased by more than Seventy-Five Cents (75 cents) per square foot of space in the Leased Premises per year."


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        4. Effective as of the Additional Space Commencement Date, Section 4 of
the Lease Agreement is amended by adding the following parenthetical language following the words "May 1996"

           "(as to the Additional Space, beginning with the first installment of real estate taxes for 1996 due and payable in May 1997)".

        5. The Lease Agreement is modified by eliminating Schedule D from Exhibit "B" effective as of the date of this Supplemental Lease Agreement.

        6. The parties hereto agree that except as herein or otherwise expressly supplemented or modified in writing, the terms and conditions of the Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                ST. MARY'S MEDICAL CENTER
                                OF EVANSVILLE, INC.

                                By: /s/ Richard C. Breon
                                   --------------------------------------
                                   Richard C. Breon, President & CEO

                                                "Lessor"

                                GFI PHARMACEUTICAL SERVICES, INC.

                                By: /s/ Debra S. Adamson
                                   --------------------------------------
                                Its: Vice President
                                    -------------------------------------

                                                "Tenant"

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                   SUPPLEMENTAL LEASE AGREEMENT EXHIBIT "A"


     [FLOOR PLAN DEPICTING AREA SUBJECT TO SUPPLEMENTAL LEASE AGREEMENT]